As filed with the Securities and Exchange Commission on August 31, 2001

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 24, 2001


                                TCSI Corporation
             (Exact Name of Registrant as Specified in Its Charter)



                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


        0-19377                                             68-0140975
(Commission File Number)                       (IRS Employer Identification No.)



      1080 Marina Village Parkway,
          Alameda, California                                       94501-1046
(Address of Principal Executive Offices)                            (Zip Code)



                                 (510) 749-8500
              (Registrant's Telephone Number, Including Area Code)

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

Item 5.  Other Events.

     On August 24, 2001, TCSI Corporation, a Nevada corporation, (the "Company") announced the appointments to the Company's board of directors of Messrs. Garrett Garrettson and Philip McKinney, effective August 22, 2001, to fill vacancies on the Company's board of directors created as a result of the resignation of Messrs. John Bolger and William Hasler.


Item 7.  Financial Statements and Exhibits.

         Financial Statements:


         None.


         Exhibit No.                        Description
         -----------                        -----------


         99.1                               Press Release of the Company, dated
                                            August 24, 2001



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TCSI CORPORATION



Date:    August 31, 2001                    By:    /s/ KENNETH E. ELMER
                                                   -----------------------------
                                                   Kenneth E. Elmer
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release of the Company, dated August 24, 2001